UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2024
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 10, 2024, Ameresco, Inc. (“Ameresco” or the “Company”) entered into an amendment (the “Amendment”) to its term loans and revolving credit facility with the lenders party thereto, BOFA Securities, Inc., Fifth Third Securities, Inc. and KeyBanc Capital Markets, Inc., as joint lead arrangers and bookrunners, Webster Bank N.A. as Co-Documentation Agent, and Bank of America, N.A., as Administrative Agent (“Credit Facility”). The Amendment extends the maturity date of the remaining $35 million principal amount of the original $220 million delayed draw term loan A, such that $5.0 million was paid in connection with the execution of the amendment and $7.5 million is due on each of May 15, 2024, June 15, 2024, July, 2024, and August 15, 2024. The covenant requiring Ameresco to use commercially reasonable efforts assuming normal market conditions to raise and close on a minimum of $100 million equity or subordinated debt financing was extended from April 15, 2024 to May 15, 2024. Ameresco is continuing to work with an investment bank to raise subordinated debt. The debt raise, if successful, would be used to repay outstanding amounts on the delayed draw term loan A and the revolving credit line under the Credit Facility.

The foregoing description of the Credit Facility, as amended, is not complete and is subject to and qualified in its entirety by reference to (i) the Credit Facility, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K dated March 4, 2022, (ii) the first, second, third and fourth amendments to the Credit Facility, copies of which are attached as Exhibit 10.1 and 10.3 to our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and March 31, 2023, respectively, and as Exhibits 10.1 to our Current Reports on Form 8-K dated August 24, 2023 and December 12, 2023, (iii) the Amendment, a copy of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The discussion in Item 1.01 is incorporated herein by reference.

Forward Looking Statements
Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for Ameresco, Inc., including statements about the expected timeline of the statements about our financing plans including the status of discussion related to raising subordinated debt and our ability to finalize such a debt financing and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including: demand for our energy efficiency and renewable energy solutions; the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; the ability to perform under signed contracts without delay and in accordance with their terms and related liquidated and other damages we may be subject to; the fiscal health of the government and the risk of government shutdowns; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our cash flows from operations and our ability to arrange financing to fund our operations and projects our customers’ ability to finance their projects and credit risk from our customers; our ability to comply with covenants in our existing debt agreements including the requirement to raise additional subordinated debt; the impact of macroeconomic challenges, weather related events and climate change on our business; our reliance on third parties for our construction and installation work; availability and cost of labor and equipment particularly given global supply chain challenges and global trade conflicts; global supply chain challenges, component shortages and inflationary pressures; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; the addition of new customers or the loss of existing customers; market price of our Class A Common stock prevailing from time to time; the nature of other investment opportunities presented to our Company from time to time; risks related to our international operation and international growth strategy; and other factors discussed in our most recent Annual Report on Form 10-K. The forward-looking statements included in this Current Report represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K

EXHIBIT INDEX
Exhibit No.	Description
10.1
Amendment No. 5 to Fifth Amended and Restated Credit Agreement dated as of April 10, 2024 among Ameresco, Inc., certain of its subsidiaries, the lenders (as defined therein), and Bank of America, N.A. as administrative agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
April 10, 2024	By:	/s/ Spencer Doran Hole
Spencer Doran Hole
Executive Vice President and Chief Financial Officer